Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,589.11
Total Transaction Valuation	69,435,959.16
Total Offset Amount	0.00
Net Fee	$ 9,589.11